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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: FEBRUARY 21, 1997


                                NCR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                   001-00395            31-0387920
(STATE OR OTHER JURISDICTION OF    (COMMISSION         (I.R.S. EMPLOYER
       INCORPORATION)              FILE NUMBER)       IDENTIFICATION NO.)



                    1700 S. PATTERSON BLVD., DAYTON, OH 45479
                                 (937)445-5000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Effective February 21, 1997, upon the recommendation of the Audit and Finance Committee of the Board of Directors of NCR Corporation ("NCR"), the Board appointed Price Waterhouse L.L.P. as independent accountants for 1997. NCR's dismissal of its current independent accountants, Coopers & Lybrand L.L.P., becomes effective as of the date of filing of NCR's report on Form 10-K for the year ended December 31, 1996.

        The reports by Coopers & Lybrand L.L.P. on the consolidated financial statements of NCR for each of the two fiscal years in the period ended December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During NCR's two most recent fiscal years and through February 25, 1997, there have been no disagreements with the former independent accountants, Coopers & Lybrand L.L.P., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        NCR has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Securities Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of Coopers & Lybrand's letter to the SEC, dated February 25, is filed as Exhibit 16 to the Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

        16.  Letter re: Change in Certifying Accountants



                                              NCR Corporation



Date:  February 26, 1997                      By: /s/ JOHN L. GIERING
                                              ---------------------------
                                                      John L. Giering, Senior
                                                      Vice President and Chief
                                                      Financial Officer


NCR CORPORATION
INVESTOR RELATIONS DEPARTMENT
Tel: 937-445-5905
Fax: 937-445-5541

HTTP://WWW.NCR.COM